                          PLEDGE AND SECURITY AGREEMENT

                  PLEDGE AND SECURITY AGREEMENT, dated April 23, 2004, made by each of the Pledgors referred to below, in favor of Silver Point Finance, LLC, a Delaware limited liability company, in its capacity as collateral agent for the Agents and the Lenders (as such terms are defined below) party to the Financing Agreement referred to below (in such capacity, together with any successor collateral agent, the "Collateral Agent").

                              W I T N E S S E T H:

                  WHEREAS, aaiPharma Inc., a Delaware corporation (the "Parent"), Applied Analytical Industries Learning Center, Inc., a Delaware corporation ("Applied Analytical"), AAI Technologies, Inc., a Delaware corporation ("AAI Technologies"), AAI Properties, Inc., a North Carolina corporation ("AAI Properties"), AAI Japan, Inc., a Delaware corporation ("AAI Japan"), Kansas City Analytical Services, Inc., a Kansas corporation ("Analytical Services"), AAI Development Services, Inc., a Massachusetts corporation ("AAI Development-MA"), aaiPharma LLC, a Delaware limited liability company ("Pharma LLC") and AAI Development Services, Inc., a Delaware corporation ("AAI Development-DE", and together with Parent, Applied Analytical, AAI Technologies, AAI Properties, AAI Japan, Analytical Services, AAI Development-MA and Pharma LLC, each a "Borrower" and collectively, the "Borrowers"), the financial institutions from time to time party thereto (each a "Lender" and collectively, the "Lenders"), the Collateral Agent and Bank of America, N.A., as administrative agent for the Lenders (in such capacity, the "Administrative Agent" and together with the Collateral Agent, each an "Agent" and collectively, the "Agents") are parties to a Financing Agreement, dated as of April 23, 2004 (such agreement, as amended, restated, supplemented or otherwise modified from time to time, including any replacement agreement therefor, being hereinafter referred to as the "Financing Agreement");

                  WHEREAS, pursuant to the Financing Agreement, the Lenders have agreed to make certain loans, which will include a subfacility for the issuance of letters of credit (each a "Loan" and collectively, the "Loans"), to the Borrowers in an aggregate principal amount at any one time outstanding not to exceed the Total Commitment (as defined in the Financing Agreement);

                  WHEREAS, it is a condition precedent to the Lenders making any Loan or other financial accommodation to the Borrowers pursuant to the Financing Agreement that each Pledgor shall have executed and delivered to the Collateral Agent a pledge and security agreement providing for the pledge to the Collateral Agent, for the benefit of the Agents and the Lenders, and the grant to the Collateral Agent, for the benefit of the Agents and the Lenders, of a security interest in and Lien on certain outstanding shares of Capital Stock (as defined in the Financing Agreement) and indebtedness from time to time owned by such Pledgor of each Person now or hereafter existing and in which such Pledgor has any interest at any time;

                  WHEREAS, the Pledgors are mutually dependent on each other in the conduct of their respective businesses as an integrated operation, with the credit needed from time to time by each Pledgor often being provided through financing obtained by the other Pledgors and the ability to obtain such financing being dependent on the successful operations of all of the Pledgors as a whole; and

                  WHEREAS, each Pledgor has determined that the execution, delivery and performance of this Agreement directly benefit, and are in the best interest of, such Pledgor.

                  NOW, THEREFORE, in consideration of the premises and the agreements herein and in order to induce the Lenders to make and maintain the Loans, issue the Letters of Credit and provide other financial accommodations to the Borrowers pursuant to the Financing Agreement, the Pledgors hereby jointly and severally agree with the Collateral Agent, for the benefit of the Agents and the Lenders, as follows:

                  SECTION 1. Definitions. Reference is hereby made to the Financing Agreement for a statement of the terms thereof. All terms used in this Agreement which are defined in the Financing Agreement or in Article 8 or
Article 9 of the Uniform Commercial Code (the "Code") as in effect from time to time in the State of New York and which are not otherwise defined herein shall have the same meanings herein as set forth therein; provided, that terms used herein which are defined in the Code as in effect in the State of New York on the date hereof shall continue to have the same meaning notwithstanding any replacement or amendment of such statute except as the Collateral Agent may otherwise determine.

                  SECTION 2. Pledge and Grant of Security Interest. As collateral security for all of the Obligations (as defined in Section 3 hereof), each Pledgor hereby pledges and assigns to the Collateral Agent, and grants to the Collateral Agent, for the benefit of the Agents and the Lenders, a continuing security interest in, and Lien on such Pledgor's right, title and interest in and to the following (collectively, the "Pledged Collateral"):

                           (a)      the indebtedness described in Schedule I
hereto and all indebtedness from time to time required to be pledged to the Collateral Agent pursuant to the terms of the Financing Agreement (the "Pledged Debt"), the promissory notes and other instruments evidencing the Pledged Debt, and all interest, cash, instruments, investment property and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the Pledged Debt;

                           (b)      the shares of Capital Stock described in
Schedule II hereto (the "Pledged Shares"), whether or not evidenced or represented by any stock certificate, certificated security or other instrument, issued by the Persons described in such Schedule II (the "Existing Issuers"), the certificates representing the Pledged Shares, all options and other rights, contractual or otherwise, in respect thereof and all dividends, distributions, cash, instruments, investment property and other property (including, but not limited to, any stock dividend and any distribution in connection with a stock split) from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the Pledged Shares;

                           (c)      all (or, in the case of a first tier Foreign
Subsidiary of a Pledgor, 65% (or such greater percentage that, due to a change in applicable law after the date hereof, (i) would not reasonably be expected to cause the undistributed earnings of such Foreign Subsidiary as determined for United States federal income tax purposes to be treated as a deemed dividend

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to such Foreign Subsidiary's United States parent and (ii) would not reasonably be expected to cause any material adverse tax consequences) of the issued and outstanding Capital Stock entitled to vote (within the meaning of Treas. Reg.
Section 1.956-2(c)(2)) and 100% of the issued and outstanding Capital Stock not entitled to vote (within the meaning of Treas. Reg. Section 1.956-2(c)(2))) of the Capital Stock at any time and from time to time acquired by such Pledgor of any and all Persons now or hereafter existing (except, in the case of any Person that is not a Subsidiary of a Pledgor, to the extent that the organizational documents of such Person expressly prohibit the creation of the security interest contemplated by this Agreement) (such Persons, together with the Existing Issuers, being hereinafter referred to collectively as the "Pledged Issuers" and each individually as a "Pledged Issuer"), the certificates representing such Capital Stock, all options and other rights, contractual or otherwise, in respect thereof and all dividends, distributions, cash, instruments, investment property and other property (including, but not limited to, any stock dividend and any distribution in connection with a stock split) from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the foregoing;

                           (d)      all investment property, financial assets,
securities, Capital Stock, other equity interests, stock options and commodity contracts of such Pledgor, all notes, debentures, bonds, promissory notes or other evidences of indebtedness of such Pledgor, and all other assets now or hereafter received or receivable with respect to the foregoing (except, in the case of any Person that is not a Subsidiary of a Pledgor, to the extent that the organizational documents of such Person expressly prohibit the creation of the security interest contemplated by this Agreement); provided that, in the case of a Foreign Subsidiary of such Pledgor, in no case shall more than 65% (or such greater percentage that, due to a change in applicable law after the date hereof, (i) would not reasonably be expected to cause the undistributed earnings of such Foreign Subsidiary as determined for United States federal income tax purposes to be treated as a deemed dividend to such Foreign Subsidiary's United States parent and (ii) would not reasonably be expected to cause any material adverse tax consequences) of the issued and outstanding Capital Stock entitled to vote (within the meaning of Treas. Reg. Section 1.956-2(c)(2)) and 100% of the issued and outstanding Capital Stock not entitled to vote (within the meaning of Treas. Reg. Section 1.956-2(c)(2)) or other equity interest of such Foreign Subsidiary be included in the Pledged Collateral;

                           (e)      all security entitlements of such Pledgor in
any and all of the foregoing; and

                           (f)      all proceeds (including proceeds of
proceeds) of any and all of the foregoing;

in each case, whether now owned or hereafter acquired by such Pledgor and howsoever its interest therein may arise or appear (whether by ownership, security interest, Lien, claim or otherwise).

                  SECTION 3. Security for Obligations. The security interest created hereby in the Pledged Collateral constitutes continuing collateral security for all of the Obligations.

                  SECTION 4. Delivery of the Pledged Collateral.

                           (a)      (i) All promissory notes currently
evidencing the Pledged Debt and all certificates currently representing the Pledged Shares shall be delivered to the Collateral Agent on or prior to the execution and delivery of this Agreement. All other promissory notes, certificates and instruments constituting Pledged Collateral from time to time required to be pledged to the Collateral Agent pursuant to the terms of this Agreement or the Financing Agreement (the "Additional Collateral") shall be delivered to the Collateral Agent promptly upon receipt thereof by or on behalf of any of the Pledgors. All such promissory notes, certificates and instruments shall be held by or on behalf of the Collateral Agent pursuant hereto and shall be delivered in suitable form for transfer by delivery or shall be accompanied by duly executed instruments of transfer or assignment or undated stock powers executed in blank, all in form and substance satisfactory to the Collateral Agent. If any Pledged Collateral consists of uncertificated securities of a Domestic Subsidiary, unless the immediately following sentence is applicable thereto, such Pledgor shall cause, and if the issuer of such Pledged Collateral is an issuer other than a Subsidiary of the Pledgor, shall use commercially reasonable efforts to cause, the Collateral Agent (or its designated custodian or nominee) to become the registered holder thereof, or cause each issuer of such securities to agree that it will comply with instructions originated by the Collateral Agent with respect to such securities without further consent by such Pledgor. If any Pledged Collateral consists of security entitlements, such Pledgor shall transfer such security entitlements to the Collateral Agent (or its custodian, nominee or other designee), or cause the applicable securities intermediary to agree that it will comply with entitlement orders by the Collateral Agent without further consent by such Pledgor.

                                    (ii) Within ten (10) Business Days of
the receipt by a Pledgor of any Additional Collateral, a Pledge Amendment, duly executed by such Pledgor, in substantially the form of Annex I hereto (a "Pledge Amendment"), shall be delivered to the Collateral Agent, in respect of the Additional Collateral which must be pledged pursuant to this Agreement and the Financing Agreement. The Pledge Amendment shall from and after delivery thereof constitute part of Schedules I and II hereto. Each Pledgor hereby authorizes the Collateral Agent to attach each Pledge Amendment to this Agreement and agrees that all promissory notes, certificates or instruments listed on any Pledge Amendment delivered to the Collateral Agent shall for all purposes hereunder constitute Pledged Collateral and such Pledgor shall be deemed upon delivery thereof to have made the representations and warranties set forth in Section 5 hereof with respect to such Additional Collateral.

                           (b)      If any Pledgor shall receive, by virtue of
such Pledgor's being or having been an owner of any Pledged Collateral, any (i) stock certificate (including, without limitation, any certificate representing a stock dividend or distribution in connection with any increase or reduction of capital, reclassification, merger, consolidation, sale of assets, combination of shares, stock split, spin-off or split-off), promissory note or other instrument, (ii) option or right, whether as an addition to, substitution for, or in exchange for, any Pledged Collateral, or otherwise, (iii) dividends payable in cash (except such dividends permitted to be retained by any such Pledgor pursuant to Section 7 hereof) or in securities or other property or

(iv) dividends, distributions, cash, instruments, investment property and other property in connection with a partial or total liquidation or dissolution or in connection with a reduction of capital, capital surplus or paid-in surplus, such Pledgor shall receive such stock certificate, promissory note, instrument, option, right, payment or distribution in trust for the benefit of the Collateral Agent, shall segregate it from such Pledgor's other property and shall deliver it forthwith to the Collateral Agent (except to the extent such dividend, distribution, cash payment or other property is permitted to be retained by such Pledgor or pursuant to Section 7 hereof), in the exact form received, with any necessary indorsement and/or appropriate stock powers duly executed in blank, to be held by the Collateral Agent as Pledged Collateral and as further collateral security for the Obligations.

                  SECTION 5. Representations and Warranties. Each Pledgor jointly and severally represents and warrants as follows:

                           (a)      Each Pledgor (i) is a corporation, limited
liability company or limited partnership duly organized, validly existing and in good standing under the laws of the state or jurisdiction of its organization other than to the extent that the failure to be in good standing in such state or jurisdiction could not reasonably be expected to have a Material Adverse Effect, (ii) has all requisite power and authority to conduct its business as now conducted and as presently contemplated and to execute, deliver and perform this Agreement and each other Loan Document to be executed and delivered by it pursuant hereto and to consummate the transactions contemplated hereby and thereby, and (iii) is duly qualified to do business and is in good standing in each jurisdiction in which the character of the properties owned or leased by it or in which the transaction of its business makes such qualification necessary, other than in such jurisdictions where the failure to be so qualified and in good standing could not reasonably be expected to have a Material Adverse Effect.

                           (b)      The execution, delivery and performance by
each Pledgor of this Agreement and the other Loan Documents to which such Pledgor is or will be party (i) have been duly authorized by all necessary action, (ii) do not and will not contravene its charter or by-laws, its limited liability company or operating agreement or its certificate of partnership or partnership agreement, as applicable, or any applicable law, the Senior Subordinated Note Indenture or any material term of any Material Contract, (iii) do not and will not result in or require the creation of any Lien (other than pursuant to any Loan Document) upon or with respect to any of its properties and
(iv) do not and will not result in any default, noncompliance, suspension, revocation, impairment, forfeiture or nonrenewal of any material permit, license, authorization or approval applicable to it or its operations or any of its properties.

                           (c)      The Existing Issuers set forth in Schedule
II hereto are the Pledgors' only Domestic Subsidiaries and first tier Foreign Subsidiaries existing on the date hereof. The Pledged Shares have been duly authorized and validly issued and are fully paid and nonassessable and the holders thereof are not entitled to any preemptive, first refusal or other similar rights. Except as noted in Schedule II hereto, the Pledged Shares constitute 100% (or, in the case of a Pledged Issuer that is a Foreign Subsidiary, 65% (or such greater percentage that, due to a change in applicable law after the date hereof, (i) would not reasonably be expected to cause the undistributed earnings of such Foreign Subsidiary as determined for United States federal income tax purposes to be treated as a deemed dividend to such Foreign Subsidiary's United

States parent and (ii) would not reasonably be expected to cause any material adverse tax consequences) of the issued and outstanding Capital Stock entitled to vote (within the meaning of Treas. Reg. Section 1.956-2(c)(2)) and 100% of the issued and outstanding Capital Stock not entitled to vote (within the meaning of Treas. Reg. Section 1.956-2(c)(2))) of the issued shares of Capital Stock of the Existing Issuers as of the date hereof. All other shares of stock constituting Pledged Collateral will be duly authorized and validly issued, fully paid and nonassessable.

                           (d)      To the best knowledge of the Pledgors, the
promissory notes currently evidencing the Pledged Debt have been, and all other promissory notes from time to time evidencing Pledged Debt, when executed and delivered, will have been, duly authorized, executed and delivered by the respective makers thereof, and all such promissory notes, as the case may be, legal, valid and binding obligations of such makers, enforceable against such makers in accordance with their respective terms, except as may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors' rights generally.

                           (e)      Each Pledgor is and will be at all times the
legal and beneficial owner of its Pledged Collateral free and clear of all Liens, except for Permitted Liens.

                           (f)      The exercise by the Collateral Agent of any
of its rights and remedies hereunder will not contravene any applicable law, the Senior Subordinated Note Indenture, or any other Material Contract of any Pledgor and will not result in or require the creation of any Lien upon or with respect to any of the properties of such Pledgor other than pursuant to this Agreement or the other Loan Documents.

                           (g)      No authorization or approval or other action
by, and no notice to or filing with, any Governmental Authority is required to be obtained or made by any Pledgor for (i) the due execution, delivery and performance by any Pledgor of this Agreement, (ii) the grant by any Pledgor, or the perfection, of the Lien created hereby in the Pledged Collateral or (iii) the exercise by the Collateral Agent of any of its rights and remedies hereunder, except as may be required in connection with any sale of any Pledged Collateral by laws affecting the offering and sale of securities generally.

                           (h)      This Agreement creates a valid Lien in favor
of the Collateral Agent, for the benefit of the Agents and the Lenders, in the Pledged Collateral (other than foreign Pledged Collateral) as security for the Obligations. The Collateral Agent's having possession of the promissory notes evidencing the Pledged Debt, the certificates representing the Pledged Shares and all other certificates, instruments and cash constituting Pledged Collateral from time to time and "control" within the meaning of Section 8-106 of the Code with respect to uncertificated securities and securities entitlements results in the perfection of such Lien. Such Lien is, or in the case of Pledged Collateral in which any of the Pledgors obtains rights after the date hereof, will be, a perfected, first priority Lien.

                  SECTION 6. Covenants as to the Pledged Collateral. So long as any of the Obligations shall remain outstanding or prior to the termination of all Commitments and the Letters of Credit (unless otherwise cash collateralized pursuant to the terms of the Financing Agreement), each Pledgor will, unless the Collateral Agent shall otherwise consent in writing:

                           (a)      keep adequate records concerning the Pledged
Collateral and permit the Collateral Agent or any agents, designees or representatives thereof at any time or from time to time to examine and make copies of and abstracts from such records consistent with the terms of the Financing Agreement;

                           (b)      at the Pledgors' joint and several expense,
promptly deliver to the Collateral Agent a copy of each material notice or other communication received by it in respect of the Pledged Collateral;

                           (c)      at the Pledgors' joint and several expense,
defend the Collateral Agent's right, title and security interest in and to the Pledged Collateral against the claims of any Person;

                           (d)      at the Pledgors' joint and several expense,
at any time and from time to time, promptly execute and deliver all further instruments and documents and take all further action that may be necessary or advisable or that the Collateral Agent may reasonably request in order to (i) perfect and protect, or maintain the perfection of, the security interest and Lien created hereby, (ii) enable the Collateral Agent to exercise and enforce its rights and remedies hereunder in respect of the Pledged Collateral or (iii) otherwise effect the purposes of this Agreement, including, without limitation, delivering to the Collateral Agent irrevocable proxies in respect of the Pledged Collateral;

                           (e)      not sell, assign (by operation of law or
otherwise), exchange or otherwise dispose of any Pledged Collateral or any interest therein except as expressly permitted by Section 7.02 of the Financing Agreement;

                           (f)      not create or suffer to exist any Lien upon
or with respect to any Pledged Collateral, except for Permitted Liens;

                           (g)      not make or consent to any amendment or
other modification or waiver with respect to any Pledged Collateral or enter into any agreement or permit to exist any restriction with respect to any Pledged Collateral other than pursuant to the Loan Documents;

                           (h)      Except as expressly permitted by the terms
of the Financing Agreement, not permit the issuance of (i) any additional shares of any class of Capital Stock of any Pledged Issuer, (ii) any securities convertible voluntarily by the holder thereof or automatically upon the occurrence or non-occurrence of any event or condition into, or exchangeable for, any such shares of Capital Stock or (iii) any warrants, options, contracts or other commitments entitling any Person to purchase or otherwise acquire any such shares of Capital Stock; and

                           (i)      not take or fail to take any action which
would in any manner impair the enforceability of the Collateral Agent's security interest in and Lien on, any Pledged Collateral.

                  SECTION 7. Voting Rights, Dividends, Etc. in Respect of the Pledged Collateral.

                           (a)      So long as no Event of Default shall have
occurred and be continuing:

                                    (i)      each Pledgor may exercise any and
all voting and other consensual rights pertaining to any Pledged Collateral for any purpose not inconsistent with the terms of this Agreement, the Financing Agreement or the other Loan Documents; provided, however, that (A) none of the Pledgors will exercise or refrain from exercising any such right, as the case may be, if the Collateral Agent gives a Pledgor notice that, in the Collateral Agent's reasonable judgment, such action (or inaction) is reasonably likely to have a Material Adverse Effect and (B) each Pledgor will give the Collateral Agent at least five (5) Business Days' notice of the manner in which it intends to exercise, or the reasons for refraining from exercising, any such right which is reasonably likely to have a Material Adverse Effect;

                                    (ii)     each of the Pledgors may receive
and retain any and all dividends, interest or other distributions or payments in respect of the Pledged Collateral to the extent permitted by the Financing Agreement; provided, however, that any and all (A) dividends and interest paid or payable other than in cash in respect of, and instruments and other non-cash property received, receivable or otherwise distributed in respect of or in exchange for, any Pledged Collateral, (B) dividends and other distributions paid or payable in cash in respect of any Pledged Collateral in connection with a partial or total liquidation or dissolution or in connection with a reduction of capital, capital surplus or paid-in surplus, and (C) cash paid, payable or otherwise distributed in redemption of, or in exchange for, any Pledged Collateral, together with any dividend, interest or other distribution or payment which at the time of such payment was not permitted by the Financing Agreement, shall be, and shall forthwith be delivered to the Collateral Agent, to hold as, Pledged Collateral and shall, if received by any of the Pledgors, be received in trust for the benefit of the Collateral Agent, shall be segregated from the other property or funds of the Pledgors, and shall be forthwith delivered to the Collateral Agent in the exact form received with any necessary indorsement and/or appropriate stock powers duly executed in blank, to be held by the Collateral Agent as Pledged Collateral and as further collateral security for the Obligations; and

                                    (iii)    the Collateral Agent will execute
and deliver (or cause to be executed and delivered) to a Pledgor all such proxies and other instruments as such Pledgor may reasonably request for the purpose of enabling such Pledgor to exercise the voting and other rights which it is entitled to exercise pursuant to Section 7(a)(i) hereof and to receive the dividends, interest and/or other distributions which it is authorized to receive and retain pursuant to Section 7(a)(ii) hereof.

                           (b)      Upon the occurrence and during the
continuance of an Event of Default:

                                    (i)      all rights of each Pledgor to
exercise the voting and other consensual rights which it would otherwise be entitled to exercise pursuant to Section 7(a)(i) hereof, and to receive the dividends, distributions, interest and other payments that it would otherwise be authorized to receive and retain pursuant to Section 7(a)(ii) hereof, shall cease, and all such rights shall thereupon become vested in the Collateral Agent, which shall thereupon have the sole right to exercise such voting and other consensual rights and to receive and hold as Pledged Collateral such dividends and interest payments;

                                    (ii)     the Collateral Agent is authorized
to notify each debtor with respect to the Pledged Debt to make payment directly to the Collateral Agent (or its designee) and may collect any and all moneys due or to become due to any Pledgor in respect of the Pledged Debt, and each of the Pledgors hereby authorizes each such debtor to make such payment directly to the Collateral Agent (or its designee) without any duty of inquiry;

                                    (iii)    without limiting the generality of
the foregoing, the Collateral Agent may at its option exercise any and all rights of conversion, exchange, subscription or any other rights, privileges or options pertaining to any of the Pledged Collateral as if it were the absolute owner thereof, including, without limitation, the right to exchange, in its discretion, any and all of the Pledged Collateral upon the merger, consolidation, reorganization, recapitalization or other adjustment of any Pledged Issuer, or upon the exercise by any Pledged Issuer of any right, privilege or option pertaining to any Pledged Collateral, and, in connection therewith, to deposit and deliver any and all of the Pledged Collateral with any committee, depository, transfer agent, registrar or other designated agent upon such terms and conditions as it may determine; and

                                    (iv)     all dividends, distributions,
interest and other payments that are received by any of the Pledgors contrary to the provisions of Section 7(b)(i) hereof shall be received in trust for the benefit of the Collateral Agent, shall be segregated from other funds of the Pledgors, and shall be forthwith paid over to the Collateral Agent as Pledged Collateral in the exact form received with any necessary indorsement and/or appropriate stock powers duly executed in blank, to be held by the Collateral Agent as Pledged Collateral and as further collateral security for the Obligations.

                  SECTION 8. Additional Provisions Concerning the Pledged Collateral.

                           (a)      To the maximum extent permitted by
applicable law, and for the purpose of taking any action that the Collateral Agent may deem necessary or advisable to accomplish the purposes of this Agreement, each Pledgor (i) authorizes the Collateral Agent to execute any such agreements, instruments or other documents in such Pledgor's name and to file such agreements, instruments or other documents in such Pledgor's name in any appropriate filing office (to the extent consistent with the terms of this Agreement and the other Loan Documents), (ii) authorizes the Collateral Agent to file any financing statements required hereunder or under any other Loan Document, and any continuation statements or amendments with respect thereto, in any appropriate filing office without the signature of such Pledgor and

(iii) ratifies the filing of any financing statement, and any continuation statement or amendment with respect thereto, filed without the signature of such Pledgor prior to the date hereof. A photocopy or other reproduction of this Agreement or any financing statement covering the Pledged Collateral or any part thereof shall be sufficient as a financing statement where permitted by law.

                           (b)      Each Pledgor hereby irrevocably appoints the
Collateral Agent as such Pledgor's attorney-in-fact and proxy, with full authority in the place and stead of such Pledgor and in the name of such Pledgor or otherwise, from time to time in the Collateral Agent's reasonable discretion, to take any action and to execute any instrument that the Collateral Agent may deem necessary or advisable to accomplish the purposes of this Agreement (subject to the rights of such Pledgor under Section 7(a) hereof), including, without limitation, upon the occurrence and during the continuance of an Event of Default, to receive, indorse and collect all instruments made payable to such Pledgor representing any dividend, interest, distribution or other payment in respect of any Pledged Collateral and to give full discharge for the same. This power is coupled with an interest and is irrevocable until all of the Obligations are indefeasibly paid in full after all Commitments have been terminated.

                           (c)      If any Pledgor fails to perform any
agreement or obligation contained herein, the Collateral Agent itself may perform, or cause performance of, such agreement or obligation, and the expenses of the Collateral Agent incurred in connection therewith shall be jointly and severally payable by the Pledgors pursuant to Section 10 hereof and shall be secured by the Pledged Collateral.

                           (d)      Other than the exercise of reasonable care
to assure the safe custody of the Pledged Collateral while held hereunder, the Collateral Agent shall have no duty or liability to preserve rights pertaining thereto and shall be relieved of all responsibility for the Pledged Collateral upon surrendering it or tendering surrender of it to any of the Pledgors. The Collateral Agent shall be deemed to have exercised reasonable care in the custody and preservation of the Pledged Collateral in its possession if the Pledged Collateral is accorded treatment substantially equal to that which the Collateral Agent accords its own property, it being understood that the Collateral Agent shall not have responsibility for (i) ascertaining or taking action with respect to calls, conversions, exchanges, maturities, tenders or other matters relating to any Pledged Collateral, whether or not the Collateral Agent has or is deemed to have knowledge of such matters, or (ii) taking any necessary steps to preserve rights against any parties with respect to any Pledged Collateral.

                           (e)      The powers conferred on the Collateral Agent
hereunder are solely to protect its interest in the Pledged Collateral and shall not impose any duty upon the Collateral Agent to exercise any such powers. Except for the safe custody of any Pledged Collateral in its possession and the accounting for monies actually received by it hereunder, the Collateral Agent shall have no duty as to any Pledged Collateral or as to the taking of any necessary steps to preserve rights against prior parties or any other rights pertaining to any Pledged Collateral.

                           (f)      Upon the occurrence and during the
continuance of an Event of Default, the Collateral Agent may at any time in its discretion (i) without notice to any Pledgor, transfer or register in the name of the Collateral Agent or any of its nominees any or all of the

Pledged Collateral, subject only to the revocable rights of such Pledgor under
Section 7(a) hereof, and (ii) exchange certificates or instruments constituting Pledged Collateral for certificates or instruments of smaller or larger denominations.

                  SECTION 9. Remedies Upon Default. If any Event of Default shall have occurred and be continuing:

                           (a)      The Collateral Agent may exercise in respect
of the Pledged Collateral, in addition to any other rights and remedies provided for herein or otherwise available to it, all of the rights and remedies of a secured party upon default under the Code then in effect in the State of New York; and without limiting the generality of the foregoing and without notice except as specified below, sell the Pledged Collateral or any part thereof in one or more parcels at public or private sale, at any exchange or broker's board or elsewhere, at such price or prices and on such other terms as the Collateral Agent may deem commercially reasonable. Each Pledgor agrees that, to the extent notice of sale shall be required by law, at least five (5) days' notice to such Pledgor of the time and place of any public sale of Pledged Collateral owned by such Pledgor or the time after which any private sale is to be made shall constitute reasonable notification. The Collateral Agent shall not be obligated to make any sale of Pledged Collateral regardless of whether or not notice of sale has been given. The Collateral Agent may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned.

                           (b)      In the event that the Collateral Agent
determines to exercise its right to sell all or any part of the Pledged Collateral pursuant to Section 9(a) hereof, each Pledgor will, at such Pledgor's expense and upon request by the Collateral Agent: (i) execute and deliver, and cause each issuer of such Pledged Collateral and the directors and officers thereof to execute and deliver, all such instruments and documents, and do or cause to be done all such other acts and things, as may be necessary or, in the opinion of the Collateral Agent, advisable to register such Pledged Collateral under the provisions of the Securities Act of 1933, as amended (the "Securities Act"), and to cause the registration statement relating thereto to become effective and to remain effective for such period as prospectuses are required by law to be furnished, and to make all amendments and supplements thereto and to the related prospectus which, in the opinion of the Collateral Agent, are necessary or advisable, all in conformity with the requirements of the Securities Act and the rules and regulations of the Securities and Exchange Commission applicable thereto, (ii) cause each issuer of such Pledged Collateral to qualify such Pledged Collateral under the state securities or "Blue Sky" laws of each jurisdiction, and to obtain all necessary governmental approvals for the sale of the Pledged Collateral, as requested by the Collateral Agent, (iii) cause each Pledged Issuer to make available to its securityholders, as soon as practicable, an earnings statement which will satisfy the provisions of Section 11(a) of the Securities Act, and (iv) do or cause to be done all such other acts and things as may be necessary to make such sale of such Pledged Collateral valid and binding and in compliance with applicable law. Each Pledgor acknowledges the impossibility of ascertaining the amount of damages which would be suffered by the Collateral Agent by reason of the failure by any Pledgor to perform any of the covenants contained in this Section 9(b) and, consequently, agrees that, if any Pledgor fails to perform any of such covenants, it shall pay, as liquidated damages and not as a penalty, an amount equal to the value of the Pledged Collateral on the date the Collateral Agent demands compliance with this

Section 9(b); provided, however, that the payment of such amount shall not release any Pledgor from any of its obligations under any of the other Loan Documents.

                           (c)      Notwithstanding the provisions of Section
9(b) hereof, each Pledgor recognizes that the Collateral Agent may deem it impracticable to effect a public sale of all or any part of the Pledged Shares or any other securities constituting Pledged Collateral and that the Collateral Agent may, therefore, determine to make one or more private sales of any such securities to a restricted group of purchasers who will be obligated to agree, among other things, to acquire such securities for their own account, for investment and not with a view to the distribution or resale thereof. Each Pledgor acknowledges that any such private sale may be at prices and on terms less favorable to the seller than the prices and other terms which might have been obtained at a public sale and, notwithstanding the foregoing, agrees that such private sales shall be deemed to have been made in a commercially reasonable manner and that the Collateral Agent shall have no obligation to delay the sale of any such securities for the period of time necessary to permit the issuer of such securities to register such securities for public sale under the Securities Act. Each Pledgor further acknowledges and agrees that any offer to sell such securities which has been (i) publicly advertised on a bona fide basis in a newspaper or other publication of general circulation in the financial community of New York, New York (to the extent that such an offer may be so advertised without prior registration under the Securities Act) or (ii) made privately in the manner described above to not less than fifteen bona fide offerees shall be deemed to involve a "public disposition" for the purposes of
Section 9-610(c) of the Code (or any successor or similar, applicable statutory provision) as then in effect in the State of New York, notwithstanding that such sale may not constitute a "public offering" under the Securities Act, and that the Collateral Agent may, in such event, bid for the purchase of such securities.

                           (d)      Any cash held by the Collateral Agent as
Pledged Collateral and all cash proceeds received by the Collateral Agent in respect of any sale of, collection from, or other realization upon, all or any part of the Pledged Collateral may, in the discretion of the Collateral Agent, be held by the Collateral Agent as collateral for, and/or then or at any time thereafter applied (after payment of any amounts payable to the Collateral Agent pursuant to Section 10 hereof) in whole or in part by the Collateral Agent against, all or any part of the Obligations in such order as the Collateral Agent shall elect consistent with the provisions of the Financing Agreement. Any surplus of such cash or cash proceeds held by the Collateral Agent and remaining after the indefeasible payment in full of all of the Obligations after all Commitments have been terminated shall be paid over to the Pledgors or to such Person as may be lawfully entitled to receive such surplus.

                           (e)      In the event that the proceeds of any such
sale, collection or realization are insufficient to pay all amounts to which the Agents and the Lenders are legally entitled, the Pledgors shall be jointly and severally liable for the deficiency, together with interest thereon at the highest rate specified in any applicable Loan Document for interest on overdue principal thereof or such other rate as shall be fixed by applicable law, together with the costs of collection and the reasonable fees, costs and expenses and other client charges of any attorneys employed by the Collateral Agent to collect such deficiency.

                  SECTION 10. Indemnity and Expenses.

                           (a)      Each Pledgor jointly and severally agrees to
defend, protect, indemnify and hold each Indemnitee harmless from and against any and all damages, losses, liabilities, obligations, penalties, fees, reasonable costs and expenses (including, without limitation, reasonable legal fees, costs and expenses of counsel) to the extent that they arise out of or otherwise result from this Agreement (including, without limitation, enforcement of this Agreement), provided, however, that the Pledgors shall not have any obligation under this Section 10(a) to any Indemnitee caused by such Person's gross negligence or willful misconduct, as determined by a final judgment of a court of competent jurisdiction.

                           (b)      Each Pledgor jointly and severally agrees to
pay to the Collateral Agent upon demand the amount of any and all costs and expenses, including the reasonable fees, costs, expenses and disbursements of the Collateral Agent's counsel and of any experts and agents (including, without limitation, any collateral trustee which may act as agent of the Collateral Agent) which the Collateral Agent may incur in connection with (i) the preparation, negotiation, execution, delivery, recordation, administration, amendment, waiver or other modification or termination of this Agreement, (ii) the custody, preservation, use or operation of, or the sale of, collection from, or other realization upon, any Pledged Collateral, (iii) the exercise or enforcement of any of the rights of the Collateral Agent hereunder, or (iv) the failure by any Pledgor to perform or observe any of the provisions hereof.

                  SECTION 11. Notices, Etc. All notices and other communications provided for hereunder shall be in writing and shall be mailed (by certified mail, postage prepaid and return receipt requested), telecopied or delivered, if to any Pledgor, to it in care of the Administrative Borrower at its address specified in the Financing Agreement; if to the Collateral Agent, to it at its address specified in the Financing Agreement; or as to any such Person, at such other address as shall be designated by such Person in a written notice to such other Person complying as to delivery with the terms of this Section 11. All such notices and other communications shall be effective (a) if mailed, when received or three (3) days after deposited in the mails, whichever occurs first,
(b) if telecopied, when transmitted and confirmation received, or (c) if delivered, upon delivery.

                  SECTION 12. Security Interest Absolute. All rights of the Agents, the Lenders and the L/C Issuer, all Liens and all obligations of each of the Pledgors hereunder shall be absolute and unconditional irrespective of: (a) any lack of validity or enforceability of the Financing Agreement or any other Loan Document, (b) any change in the time, manner or place of payment of, or in any other term in respect of, all or any of the Obligations, or any other amendment or waiver of or consent to any departure from the Financing Agreement or any other Loan Document, (c) any exchange or release of, or non-perfection of any Lien on any Collateral, or any release or amendment or waiver of, or consent to or departure from any guaranty, for all or any of the Obligations, or (d) any other circumstance that might otherwise constitute a defense available to, or a discharge of, any of the Pledgors in respect of the Obligations. All authorizations and agencies contained herein with respect to any of the Pledged Collateral are irrevocable and powers coupled with an interest.

                  SECTION 13. Miscellaneous.

                           (a)      No amendment of any provision of this
Agreement shall be effective unless it is in writing and signed by each Pledgor and the Collateral Agent, and no waiver of any provision of this Agreement, and no consent to any departure by any of the Pledgors therefrom, shall be effective unless it is in writing and signed by the Collateral Agent, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

                           (b)      No failure on the part of the Agents, the
Lenders or the L/C Issuer to exercise, and no delay in exercising, any right hereunder or under any other Loan Document shall operate as a waiver thereof; nor shall any single or partial exercise of any such right preclude any other or further exercise thereof or the exercise of any other right. The rights and remedies of the Agents, the Lenders and the L/C Issuer provided herein and in the other Loan Documents are cumulative and are in addition to, and not exclusive of, any rights or remedies provided by law. The rights of the Agents, the Lenders and the L/C Issuer under any Loan Document against any party thereto are not conditional or contingent on any attempt by the Agents, the Lenders or the L/C Issuer to exercise any of their rights under any other document against such party or against any other Person.

                           (c)      Any provision of this Agreement which is
prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining portions hereof or thereof or affecting the validity or enforceability of such provision in any other jurisdiction.

                           (d)      This Agreement shall create a continuing
security interest in and Lien on the Pledged Collateral and shall (i) remain in full force and effect until the satisfaction in full of the Obligations after the termination of all Commitments and the cash collateralization or cancellation of all Letters of Credit and (ii) be binding on each Pledgor and its respective successors and assigns, and shall inure, together with all rights and remedies of the Agents, the Lenders and the L/C Issuer hereunder, to the benefit of the Agents, the Lenders and the L/C Issuer and their respective successors, transferees and assigns. Without limiting the generality of clause
(ii) of the immediately preceding sentence, the Agents, the Lenders and the L/C Issuer may assign or otherwise transfer their respective rights and obligations under this Agreement and any other Loan Document to any other Person pursuant to the terms of the Financing Agreement, and such other Person shall thereupon become vested with all of the benefits in respect thereof granted to the Agents, the Lenders and the L/C Issuer herein or otherwise. Upon any such permitted assignment or transfer, all references in this Agreement to any Agent, any Lender or the L/C Issuer shall mean the assignee of such Agent, such Lender or the L/C Issuer. None of the rights or obligations of any of the Pledgors hereunder may be assigned or otherwise transferred without the prior written consent of the Collateral Agent, and any such assignment or transfer shall be null and void.

                           (e)      Upon the satisfaction in full of the
Obligations after the termination of all Commitments and the cash collateralization or cancellation of all Letters of Credit, (i) this Agreement and the security interest and Lien created hereby shall terminate and all rights to the Pledged Collateral shall revert to the Pledgors, and (ii) the Collateral Agent will, upon the Pledgors' request and at the Pledgors' expense, without any representation, warranty or recourse whatsoever, (A) return to the Pledgors such of the Pledged Collateral as shall not have been sold or otherwise disposed of or applied pursuant to the terms hereof and (B) execute and deliver to the Pledgors such documents as the Pledgors shall reasonably request to evidence such termination.

                           (f)      THIS AGREEMENT SHALL BE GOVERNED BY AND
CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, EXCEPT AS REQUIRED BY MANDATORY PROVISIONS OF LAW AND EXCEPT TO THE EXTENT THAT THE VALIDITY AND PERFECTION OR THE PERFECTION AND THE EFFECT OF PERFECTION OR NON-PERFECTION OF THE SECURITY INTEREST AND LIEN CREATED HEREBY, OR REMEDIES HEREUNDER, IN RESPECT OF ANY PARTICULAR PLEDGED COLLATERAL ARE GOVERNED BY THE LAW OF A JURISDICTION OTHER THAN THE STATE OF NEW YORK.

                           (g)      Section headings herein are included for
convenience of reference only and shall not constitute a part of this Agreement for any other purpose.

                           (h)      This Agreement may be executed in any number
of counterparts and by the different parties hereto on separate counterparts, each of which shall be deemed an original, but all such counterparts shall constitute one and the same agreement. Delivery of an executed counterpart of this Agreement by facsimile or electronic mail shall be equally effective as delivery of an original executed counterpart.

                           (i)      All of the obligations of the Pledgors
hereunder are joint and several. The Collateral Agent may, in its sole and absolute discretion, enforce the provisions hereof against any of the Pledgors and shall not be required to proceed against all Pledgors jointly or seek payment from the Pledgors ratably. In addition, the Collateral Agent may, in its sole and absolute discretion, select the Pledged Collateral of any one or more of the Pledgors for sale or application to the Obligations, without regard to the ownership of such Pledged Collateral, and shall not be required to make such selection ratably from the Pledged Collateral owned by all of the Pledgors. The release or discharge of any Pledgor by the Collateral Agent shall not release or discharge any other Pledgor from the obligations of such Person hereunder.

                  IN WITNESS WHEREOF, each Pledgor has caused this Agreement to be executed and delivered by its officer thereunto duly authorized, as of the date first above written.

                                         PLEDGORS:

                                         AAIPHARMA INC.

                                         By: /s/ William L. Ginna, Jr.
                                             -----------------------------------
                                             William L. Ginna, Jr.
                                             Executive Vice President and Chief
                                             Financial Officer

                                         APPLIED ANALYTICAL INDUSTRIES
                                            LEARNING CENTER, INC.

                                         By: /s/ Gregory S. Bentley
                                             -----------------------------------
                                             Gregory S. Bentley
                                             Vice President

                                         AAI TECHNOLOGIES, INC.

                                         By: /s/ William L. Ginna, Jr.
                                             -----------------------------------
                                             William L. Ginna, Jr.
                                             Vice President

                                         AAI PROPERTIES, INC.

                                         By: /s/ William L. Ginna, Jr.
                                             -----------------------------------
                                             William L. Ginna, Jr.
                                             Vice President

                                         AAI JAPAN, INC.

                                         By: /s/ William L. Ginna, Jr.
                                             -----------------------------------
                                             William L. Ginna, Jr.
                                             Vice President

                                         KANSAS CITY ANALYTICAL SERVICES, INC.

                                         By: /s/ William L. Ginna, Jr.
                                             -----------------------------------
                                             William L. Ginna, Jr.
                                             Vice President

                                         AAI DEVELOPMENT SERVICES, INC.
                                         a Massachusetts corporation

                                         By: /s/ William L. Ginna, Jr.
                                             -----------------------------------
                                             William L. Ginna, Jr.
                                             Vice President

                                         AAIPHARMA LLC

                                         By: /s/ William L. Ginna, Jr.
                                             -----------------------------------
                                             William L. Ginna, Jr.
                                             Vice President

                                         AAI DEVELOPMENT SERVICES, INC.
                                         a Delaware corporation

                                         By: /s/ William L. Ginna, Jr.
                                             -----------------------------------
                                             William L. Ginna, Jr.
                                             Vice President

                                Agreed and accepted this 23rd day of April 2004:

                                SILVER POINT FINANCE, LLC,
                                As Collateral Agent

                                By: /s/ Jeffrey A. Gelfand
                                    -----------------------------------
                                    Jeffrey A. Gelfand
                                    Chief Financial Officer